                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                          Date of Report: June 13, 2005
                        (Date of earliest event reported)

                           NOVELOS THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       333-119366             04-3321804
(State or other jurisdiction of      (Commission File No.)     (IRS Employer
       incorporation)                                        Identification No.)

                          One Gateway Center, Suite 504
                                Newton, MA 02458
                    (Address of Principal Executive Offices)

                                 (617) 244-1616
               (Registrant's telephone number including area code)

                              Common Horizons, Inc.
                                620 Tam O'Shanter
                               Las Vegas, NV 89109
                                 (702) 989-0739
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS;
             CHANGE IN FISCAL YEAR.

         On June 13, 2005, Common Horizons, Inc., the registrant ("Common
Horizons"), merged with and into its wholly-owned subsidiary, Novelos
Therapeutics, Inc. ("Novelos"). In the merger, each stockholder of Common
Horizons received one share of common stock, par value $.00001 per share, of
Novelos for each share of common stock, par value $.001 per share, of Common
Horizons held by such stockholder. As a result of the merger, the state of incorporation of the registrant became Delaware, and its fiscal year became the calendar year. The certificate of incorporation and by-laws of Novelos became the certificate of incorporation and by-laws of the registrant.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(b)      Exhibits

Exhibit       Description
-------       -----------
1.           Certificate of Incorporation of Novelos Therapeutics, Inc.

2.           By-laws of Novelos Therapeutics, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 17, 2005

                                       NOVELOS THERAPEUTICS, INC.

                                       By:   /s/  HARRY S. PALMIN
                                             --------------------------------
                                       Its:    Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------
1.           Certificate of Incorporation of Novelos Therapeutics, Inc.

2.           By-laws of Novelos Therapeutics, Inc.